Exhibit 24.1

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Erik J Anderson, a member of the Board of Directors of Topgolf Callaway Brands Corp, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Oliver G. Brewer III and Brian P. Lynch, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 14, 2024.

/s/ Erik J Anderson
Erik J Anderson

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Laura J. Flanagan, a member of the Board of Directors of Topgolf Callaway Brands Corp, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Oliver G. Brewer III and Brian P. Lynch, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 12, 2024.

/s/ Laura J. Flanagan
Laura J. Flanagan

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Russell L. Fleischer, a member of the Board of Directors of Topgolf Callaway Brands Corp, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Oliver G. Brewer III and Brian P. Lynch, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 12, 2024.

/s/ Russell L. Fleischer
Russell L. Fleischer

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Bavan M. Holloway, a member of the Board of Directors of Topgolf Callaway Brands Corp, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Oliver G. Brewer III and Brian P. Lynch, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 12, 2024.

/s/ Bavan M. Holloway
Bavan M. Holloway

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, John F. Lundgren, a member of the Board of Directors of Topgolf Callaway Brands Corp, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Oliver G. Brewer III and Brian P. Lynch, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 12, 2024.

/s/ John F. Lundgren
John F. Lundgren

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Scott M. Marimow, a member of the Board of Directors of Topgolf Callaway Brands Corp, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Oliver G. Brewer III and Brian P. Lynch, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 12, 2024.

/s/ Scott M. Marimow
Scott M. Marimow

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Adebayo O. Ogunlesi, a member of the Board of Directors of Topgolf Callaway Brands Corp, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Oliver G. Brewer III and Brian P. Lynch, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 12, 2024.

/s/ Adebayo O. Ogunlesi
Adebayo O. Ogunlesi

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Varsha R. Rao, a member of the Board of Directors of Topgolf Callaway Brands Corp, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Oliver G. Brewer III and Brian P. Lynch, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 12, 2024.

/s/ Varsha R. Rao
Varsha R. Rao

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Linda B. Segre, a member of the Board of Directors of Topgolf Callaway Brands Corp, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Oliver G. Brewer III and Brian P. Lynch, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 12, 2024.

/s/ Linda B. Segre
Linda B. Segre

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, Anthony S. Thornley, a member of the Board of Directors of Topgolf Callaway Brands Corp, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Oliver G. Brewer III and Brian P. Lynch, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 14, 2024.

/s/ Anthony S. Thornley
Anthony S. Thornley

LIMITED POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that I, C. Matthew Turney, a member of the Board of Directors of Topgolf Callaway Brands Corp, a Delaware corporation (the "Company"), with its principal executive offices in Carlsbad, California, do hereby constitute, designate and appoint each of Oliver G. Brewer III and Brian P. Lynch, each of whom are officers of the Company, as my true and lawful attorneys-in-fact, each with power of substitution, with full power to act without the other and on behalf of and as attorney for me, for the purpose of executing and filing with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and any and all amendments thereto, and to do all such other acts and execute all such other instruments which said attorney may deem necessary or desirable in connection therewith.

    I have executed this Limited Power of Attorney effective as of February 13, 2024.

/s/ C. Matthew Turney
C. Matthew Turney